SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

September 22, 2005
Date of Report (date of earliest event reported)

WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

as Depositor under a
Pooling and Servicing Agreement
dated as of September 1, 2005
providing for the issuance of

WASHINGTON MUTUAL MORTGAGE PASS-THROUGH CERTIFICATES,
WMALT SERIES 2005-8
(Exact name of Registrant as specified in its charter)

Delaware	333-103345	94-2528990
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 THIRD AVENUE, WMT 1706
SEATTLE, WASHINGTON 98101
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (206) 377-8555

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 9  FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits

The following exhibits are filed herewith:

99.1     Computational materials prepared by WaMu Capital Corp.  in connection with the Registrant's Washington Mutual Mortgage Pass-Through Certificates, WMALT Series 2005-8.

99.2     Computational materials disclaimer prepared by WaMu Capital Corp.  in connection with the Registrant's Washington Mutual Mortgage Pass-Through Certificates, WMALT Series 2005-8.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
Date: September 22, 2005	By:	/s/ David H. Zielke David H. Zielke First Vice President and Counsel (Authorized Officer)

Exhibit Index

99.1     Computational materials prepared by WaMu Capital Corp.  in connection with the Registrant's Washington Mutual Mortgage Pass-Through Certificates, WMALT Series 2005-8.

99.2     Computational materials disclaimer prepared by WaMu Capital Corp.  in connection with the Registrant's Washington Mutual Mortgage Pass-Through Certificates, WMALT Series 2005-8.